UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BAY BANKS OF VIRGINIA, INC.

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Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc.

Announce Regulatory Approvals for Pending Merger

Charlottesville, Va. and Richmond, Va., December 28, 2020 — Blue Ridge Bankshares, Inc. (NYSE American: BRBS) (“Blue Ridge”), the parent holding company of Blue Ridge Bank, National Association, and Bay Banks of Virginia, Inc. (OTC: BAYK) (“Bay Banks”), the parent holding company of Virginia Commonwealth Bank, today jointly announced that they have received all required bank regulatory approvals for the pending merger of Bay Banks into Blue Ridge.

Blue Ridge and Bay Banks will convene meetings of their respective shareholders on January 21, 2021 to vote on the merger. The merger remains subject to approval by shareholders of Blue Ridge and Bay Banks and other customary closing conditions.

About Blue Ridge

Blue Ridge Bankshares, Inc. operates under the supervision and regulation of the Board of Governors of the Federal Reserve System and the Bureau of Financial Institutions of the Virginia State Corporation Commission, while Blue Ridge Bank, N.A. (the “Bank”) operates under a national charter subject to the supervision and regulation of the Office of the Comptroller of the Currency. The Company, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. .

About Bay Banks

Bay Banks of Virginia, Inc. is the bank holding company for Virginia Commonwealth Bank and VCB Financial Group, Inc. Founded in the 1930s, Virginia Commonwealth Bank is headquartered in Richmond, Virginia. With 17 banking offices, located throughout the greater Richmond region of Virginia, the Northern Neck region of Virginia, Middlesex County, and the Hampton Roads region of Virginia, the bank serves businesses, professionals, and consumers with a wide variety of financial services, including retail and commercial banking, and mortgage banking. VCB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement and trust administration, and investment and wealth management services.

Caution Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between Blue Ridge and Bay Banks; (ii) Blue Ridge’s and Bay Banks’s plans, objectives, expectations and intentions; and (iii) other statements that are not historical facts which are identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Blue Ridge and Bay Banks and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Blue Ridge and Bay Banks. In addition, these forward- looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Blue Ridge and Bay Banks may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the proposed merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the proposed merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the shareholders of Blue Ridge or Bay Banks may fail to approve the proposed merger; (5) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Blue Ridge and Bay Banks are engaged; (6) the COVID-19 pandemic is adversely affecting Blue Ridge, Bay Banks, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (7) other factors that may affect future results of Blue Ridge and Bay Banks.

Additional information about the proposed merger and the factors that may impact the forward-looking statements may be found in the registration statement on Form S-4 that Blue Ridge has filed with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.”

Additional Information About the Merger and Where to Find It

In connection with the proposed merger between Blue Ridge Bankshares, Inc. (“Blue Ridge”) and Bay Banks of Virginia, Inc. (“Bay Banks”), on October 13, 2020 Blue Ridge filed with the SEC a registration statement on Form S-4, as amended on December 9, 2020, containing a joint proxy statement of Blue Ridge and Bay Banks that also contains a prospectus of Blue Ridge. The registration statement was declared effective by the SEC on December 11, 2020, and Blue Ridge and Bay began mailing the definitive joint proxy statement/prospectus to the shareholders of Blue Ridge and Bay Banks on or about December 14, 2020.

SECURITY HOLDERS OF BLUE RIDGE AND BAY BANKS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BLUE RIDGE, BAY BANKS AND THE PROPOSED TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Suite 101, Richmond, Virginia 23226, or by telephone at (757) 414-9808, ext. 5756.

Blue Ridge, Bay Banks and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge and Bay Banks in connection with the proposed merger. Information about the directors and executive officers of Blue Ridge and Bay Banks, including information regarding the interests of those persons and other persons who may be deemed participants in the transaction, is included in the joint proxy statement/prospectus of Blue Ridge and Bay Banks filed with the SEC. You may obtain free copies of each document as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Contacts

Blue Ridge Bankshares, Inc.

Brian K. Plum, President and Chief Executive Officer

(540) 743-6521

Bay Banks of Virginia, Inc.

Randal R. Greene, President and Chief Executive Officer

(804) 435-1171